UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 01, 2026

BIOFORCE NANOSCIENCES HOLDINGS, INC.

(Name of Small Business Issuer in its charter)

Nevada	000-51074	74-3078125
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2020 General Booth Blvd.
Suite 230
Virginia Beach, VA 23454

(Address of principal executive offices)

Registrant’s telephone number: (757) 306-6090

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

ITEM 8.01 – VOLUNTARY DISCLOSURE OF OTHER EVENTS

As previously reported, Bioforce Nanoscience, Inc. (Bioforce or BFNH) received the assignment of federal oil and gas leases from Natural Minerals Trust, LLC, a Delaware limited liability company, which is controlled by Nexus Capital Investments, Inc., the Company's majority shareholder (Nexus). The transfer of those leases has now been approved by the US Bureau of Land Management (BLM). As a result of that approval, BFNH now owns Eleven (11) leases, giving it the oil and gas exploration rights to approximately 19,957 acres of land located in the White River Valley, Nye County, Nevada (collectively, the "Nevada Leases").

The eleven (11) claims now leased to BFNH from the BLM are as follows (See Exhibit 99.01):

1. NVNV106770412

2. NVNV106770413

3. NVNV106770414

4. NVNV106770415

5. NVNV106770416

6. NVNV106770417

7. NVNV106770418

8. NVNV106770419

9. NVNV106770420

10. NVNV106770421

11. NVNV106770422

The Nevada Leases have primary terms ranging from 10 years, with automatic extensions (“held by production”) for so long as oil or gas is produced in paying quantities. Under the terms of the leases, the Company will be obligated to pay the United States federal government a 12.5% royalty on any revenues it earns from oil and gas production on the leased properties. These are the standard BLM lease terms. However, at this time, no proven reserves have been established on the leased properties, and no pilot wells have been drilled. Accordingly, there is no assurance that we will be able to develop productive oil and gas operations from the land covered by the Nevada Leases

The Company intends to commence exploration and development activities on these Nevada Leases, which may include:

- Additional geological and geophysical studies, including 3D seismic surveys;
- Drilling of initial exploratory and development wells;
- Completion and production testing of wells;
- Construction of gathering systems and production infrastructure;
- Evaluation of strategic partnerships, joint ventures, or farm-out arrangements to accelerate development and share capital costs and technical risk.

Certain statements contained in this Current Report on Form 8-K are forward-looking statements and are based on future expectations, plans and prospects for BFNH’s business and operations that involve a number of risks and uncertainties.  BFNH’s forward-looking statements in this report are made as of the date hereof, and the Corporation disclaims any duty to supplement, update or revise such statements on a going-forward basis, whether as a result of subsequent developments, changed expectations or otherwise.  In connection with the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, the Corporation is identifying certain forward-looking information regarding the Company 's business. Actual events or results may differ materially from those contained in these forward-looking statements.  Important factors that could cause future events or results to vary from those addressed in the forward-looking statement include, without limitation, risks and uncertainties arising from the ability of BFNH to successfully implement its business plan; uncertainties relating to the ability to realize the expected benefits of the business; unanticipated or unfavorable regulatory matters; general economic conditions in the region and industry in which BFNH operates, and other risk factors as discussed in the BFNH’s other filings made by the Corporation from time to time with the United States Securities and Exchange Commission.

ITEM 9.01. FINANCIAL STATMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description
99.01	US Bureau of Land Management (BLM) Oil/Gas Lease Assigment Documents
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 07, 2026	BIOFORCE NANOSCIENCES HOLDINGS, INC.

	By:	/s/ Richard Kaiser
Richard Kaiser –Interim Chief Executive Officer, Chief Financial Officer and Director

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